UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 6, 2001

                         THINKA WEIGHT-LOSS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

  Nevada                          000-32673                    98-0218912
  ------                          ---------                    -----------
 (State of Incorporation)        (Commission                  (IRS Employer
                                  File Number)                 Identification #)


            3110 East Sunset Road, Suite H1, Las Vegas, Nevada 89120
 ------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (800) 297-4450
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                              ENCORE VENTURES, INC.
                    ----------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

As disclosed in our recently filed Form 8-K, we purchased all of the assets of Six Forty-Nine Incorporated which included all right, title and interest in a weight loss program developed by Dr. Louis Scarrone. In furtherance of our new business direction, on or about August 9, 2001, we filed the necessary documents with the Secretary of State of Nevada to change our name from Encore Ventures, Inc., to Thinka Weight-Loss Corporation. Our symbol has been changed from ECVI to TWLO. ------------------------------
   ----

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS

(a)      Financial statements of businesses acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

Not Applicable.

(c)      Exhibits.

Exhibit 10.1:     Press Release

Exhibit 10.2:  Letter of Understanding Between Us and Garden State Nutritionals

ITEM 8.     CHANGE IN FISCAL YEAR

Not Applicable.




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ITEM 9.    REGULATION FD DISCLOSURE

Attached hereto as Exhibit 10.1 is a Press Release which was released at or near the date of this Form 8-K. As Exhibit 10.1 indicates, we are negotiating an agreement with Garden State Nutritionals ("GSN") whereby we anticipate GSN will provide us with manufacturing, distribution and marketing services. Attached as
Exhibit 10.2 is a copy of the Letter of Understanding between us and GSN.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THINKA WEIGHT-LOSS CORPORATION

                                            By: /s/ Kathy Whyte
Date: August 14, 2001                       -------------------------------
                                            Kathy Whyte
                                            Secretary, Treasurer & Director